UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

Renovaro Biosciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067

(Address of principal executive offices)

+1(305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Signed LOI

On August 9, 2023, Renovaro Biosciences Inc. (“Renovaro”) announced it has signed a letter-of-intent (“LOI”) for a business combination with GEDi Cube Intl Ltd (“GEDi Cube”), a cutting-edge health AI company.

Under the terms of the LOI, GEDi Cube will merge with a subsidiary of Renovaro. A copy of the LOI, including a description of the binding provisions thereof, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Completion of the transaction with GEDi Cube is subject to, among other matters, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the appropriate parties. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

Press Release

On August 9, 2023, Renovaro issued a press release regarding the signing of the LOI. The contents of the press release are set forth below.

AI Company GEDi Cube and Renovaro Biosciences Announce a Binding, Exclusive Letter of Intent to Merge, Accelerating Fight Against Cancer

-	Cutting-edge AI/machine learning technology with validation in humans for early diagnosis of lung cancer

o	In silico detection for 12 additional cancers, including pancreatic

o	More than 2,600 proprietary biomarker panels

o	Rapidly expanding to other cancers and diseases

-	Innovative biotechnology firm with promising pancreatic cancer results projected to begin human studies for several challenging solid tumors by mid-2024

-	Combination creates potential multiplier effect to accelerate earlier diagnosis, more effective therapy, and precision, in silico drug discovery

LOS ANGELES, Calif., August 9, 2023 - Renovaro BioSciences Inc. (NASDAQ:RENB) (formerly NASDAQ: ENOB), an advanced, pre-clinical biotechnology firm in cell, gene and immunotherapy focused on solid tumors with short life expectancy, has executed a binding, exclusive letter of intent to merge a subsidiary with the cutting-edge health AI company GEDi Cube Intl Ltd. The combined company would aim to accelerate diagnosis, enhance treatment effectiveness, discover new therapies, and expand access to life-saving technologies for cancer and other diseases.

“I have been privileged to lead life sciences groups at Intel, Oracle, and most recently, NVIDIA,” said Craig Rhodes, CEO of GEDi Cube Intl Ltd. “But GEDi Cube’s remarkably innovative technology developed over nearly a decade has already validated earlier diagnoses of lung cancer in humans at a leading university hospital and created the technology for 12 additional cancers, including pancreatic and breast cancer, which is very inspiring and exciting.”

“We are rapidly expanding our technologies to include other cancers and diseases,” Rhodes added. “I believe that uniting with Renovaro BioSciences’ potential solid tumor therapies is not merely synergistic. It could also create a multiplier effect to expedite diagnosis, improve treatment outcomes and discover, in silico, new therapies to improve many lives.”

“Renovaro, Latin for ‘renewal,’ represents our company’s mission,” Renovaro Biosciences CEO Dr. Mark Dybul said. ”Our advanced cell, gene and immunotherapy techniques are designed to reinvigorate the body’s natural tumor-fighting mechanisms. I believe joining forces with GEDi Cube could enhance the efficacy of our upcoming trials and speed up the discovery of novel treatment approaches, thereby extending our life-saving technology to more cancer patients and renewing hope for them and their families,” Dr. Dybul added.

While Renovaro’s current results focus on pancreatic cancer, it plans to include other solid tumors with short life-expectancy in the first in human Phase I/IIa studies that are in track to start by mid-2024. The rates of these cancers and other serious health conditions are rising rapidly as many populations are growing older. As a concrete example of a potential multiplier effect, GEDi Cube’s AI technology could potentially enable the combined Company to focus upcoming human trials on the cancers most likely to respond to therapy, expand the database of key markers for earlier diagnosis and disease progression and discover new generations of Renovaro’s treatment approach as well as entirely new therapies.

Dr. Anahid Jewett is a leading cancer immunotherapy researcher at UCLA who has conducted independent, pivotal studies with Renovaro’s technology in different animal models. She has consistently demonstrated 80% to 90% pancreatic tumor reduction in size and weight that was correlated with significant enhancement of key aspects of the immune response. “After decades as a scientist searching for the best ways to translate laboratory studies into life-saving treatments, I am very excited about the possibilities of uniting advanced AI with some of the most promising results we have seen in our pancreatic cancer models with Renovaro’s technology,” Dr. Jewett said. “To me, this is the future of medicine.”

FORWARD-LOOKING STATEMENT

Statements in this press release that are not strictly historical in nature are forward-looking statements. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties, including but not limited to the success or efficacy of our pipeline. All statements other than historical facts are forward-looking statements, which can be identified by the use of forward-looking terminology such as “believes,” “plans,” “expects,” “aims,” “intends,” “potential,” or similar expressions. Actual events or results may differ materially from those projected in any of such statements due to various uncertainties, including as set forth in Renovaro BioSciences Inc. (NASDAQ: RENB) most recent Annual Report on Form 10-K filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Renovaro Biosciences, Inc. undertakes no obligation to revise or update this shareholder letter to reflect events or circumstances after the date hereof.

For more information on Renovaro Biosciences Inc. go to their website at www.renovarobio.com.

For more information on GEDi Cube Intl LTD, go to their website at www.gedicube.com.

Press Contact:     IR@Renovarobio.com

IR@Gedicube.com

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Letter of Intent*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO BIOSCIENCES INC.

By:	/s/ Luisa Puche
Name: Luisa Puche
Title: Chief Financial Officer

Date: August 9, 2023